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                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                             BUFFETS HOLDINGS, INC.

                               OFFER TO EXCHANGE

   $132,000,000 AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF ITS 13 7/8% SENIOR DISCOUNT NOTES DUE 2010 (CUSIP NUMBER 119881AB6), WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR A LIKE AGGREGATE PRINCIPAL
 AMOUNT OF ITS 13 7/8% SENIOR DISCOUNT NOTES DUE 2010 (CUSIP NUMBER 119881AA8)

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Buffets Holdings, Inc. (the "Company") made pursuant to the
prospectus dated June   , 2004 (the "Prospectus"), if certificates for the
outstanding $132,000,000 aggregate principal amount at maturity of its 13 7/8% Senior Discount Notes due 2010 (CUSIP Number 119881AA8) (the "Initial Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to U.S. Bank National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery Letter of Transmittal (or facsimile thereof), it must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Delivery to:

                         U.S. BANK NATIONAL ASSOCIATION
                                 Exchange Agent

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    By Registered or Certified Mail:                By Facsimile:
     U.S. Bank National Association        (for Eligible Institutions only)
               EP-MN-WS2N                           (651) 495-8158
          60 Livingston Avenue
           St. Paul, MN 55107                   Confirm by Telephone:
Attention: Specialized Finance Department
                                                    (800) 934-6802
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                         By Overnight Courier or Hand:

                         U.S. Bank National Association
                                   EP-MN-WS2N
                              60 Livingston Avenue
                               St. Paul, MN 55107
                   Attention: Specialized Finance Department

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Procedures for Tendering Initial Notes" section of the Prospectus.

Principal Amount of Initial Notes Tendered(1) $
                                                 -------------------------------

Certificate Nos. (if available):
                                 -----------------------------------------------

Total Principal Amount Represented by Initial Notes Certificate(s): $ ----------

If Initial Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.
Account Number
--------------------------------------------------------------------------------

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

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X
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X
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             SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                                DATE
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Area Code and Telephone Number:
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Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

Capacity:
     ---------------------------------------------------------------------------

Address(es):
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

---------------

     (1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities
Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The
Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Initial
Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of
Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock
Exchange trading days after the date of execution hereof.
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                                                                  ------------------------------------------------------
                                                                  AUTHORIZED SIGNATURE
  Name of Firm:  --------------------------------------
                                                                  ------------------------------------------------------
  Address:  ---------------------------------------------         TITLE
--------------------------------------------------------          Name: ---------------------------------------------
  ZIP CODE                                                        (PLEASE TYPE OR PRINT)
  Area Code and Tel. No:  ---------------------------             Dated: ---------------------------------------------

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NOTE:  DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES
       FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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